Supplement to the
Fidelity® Structured Large Cap Value Fund, Fidelity Structured
Mid Cap Value Fund,
Fidelity Structured Large Cap Growth Fund, and Fidelity
Structured Mid Cap Growth Fund
March 25, 2002
Prospectus

On June 20, 2002, the Board of Trustees of each fund authorized the adoption of a 0.75% redemption fee for shares purchased after September 3, 2002. The fee will be charged on any shares sold that are held for less than 30 days purchased after this date. The fee is paid to the fund, not Fidelity.

The following information replaces similar information found in the "Fee Table" section on page 7.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days that are purchased after September 3, 2002 (as a % of amount redeemed)A	0.75%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share (NAV).

The following information replaces the first two paragraphs under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 17.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a 0.75% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

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Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the similar information under the heading"Policies" in the "Features and Policies" section on page 21.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

SUPPLEMENT TO THE

FIDELITY® STRUCTURED LARGE CAP VALUE FUND,
FIDELITY STRUCTURED MID CAP VALUE FUND,
FIDELITY STRUCTURED LARGE CAP GROWTH FUND,
AND FIDELITY STRUCTURED MID CAP GROWTH FUND

March 25, 2002

STATEMENT OF ADDITIONAL INFORMATION

On June 20, 2002, the Board of Trustees of each fund authorized the adoption of a 0.75% redemption fee for shares purchased after September 3, 2002. The fee will be charged on any shares sold that are held for less than 30 days purchased after this date. The fee is paid to the fund, not Fidelity.

The following information replaces the similar information found under the heading "Return Calculations" in the "Performance" section beginning on page 17.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces the first two paragraphs following the heading "Historical Fund Results" in the "Performance" section on page 18.

Historical Fund Results. The following table shows each fund's returns for the fiscal period ended January 31, 2002.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on individual circumstances. After-tax returns are not relevant if shares are held in a retirement account or in another tax-deferred arrangement.

Returns do not include the effect of each fund's 0.75% short-term trading fee, applicable to shares purchased after September 3, 2002 that are held for less than 30 days.

The following information replaces the similar information found in the"Performance" section beginning on page 19.

Explanatory Notes: With an initial investment of $10,000 in Structured Large Cap Value on November 15, 2001, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,010. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares purchased after September 3, 2002 that are held for less than 30 days.

Explanatory Notes: With an initial investment of $10,000 in Structured Mid Cap Value on November 15, 2001, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,010. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares purchased after September 3, 2002 that are held for less than 30 days.

Explanatory Notes: With an initial investment of $10,000 in Structured Large Cap Growth on November 15, 2001, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares purchased after September 3, 2002 that are held for less than 30 days.

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Explanatory Notes: With an initial investment of $10,000 in Structured Mid Cap Growth on November 15, 2001, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of the fund's 0.75% short-term trading fee applicable to shares purchased after September 3, 2002 that are held for less than 30 days.

The following information replaces the similar information in the "Trustees and Officers" section on page 22.

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate.